Exhibit 99.1

1 © 2020 Glaukos Corporation 1 March 2020

2 © 2020 Glaukos Corporation Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this press release. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, our ability to reach sustained profitability; our ability to continue to generate sales of our commercialized products; our ability to successfully develop and commercialize additional products; our ability to obtain acceptance of our products globally and effectively grow our global sales and marketing organization; the material disruption of the supply and/or manufacture of our iStent, iStent inject and Photrexa therapies, or our other commercialized products; our ability to meet our customers’ quality and delivery expectations; the impact of epidemic diseases, such as coronavirus, on our operations; our ability to secure and maintain adequate coverage or reimbursement by government or other third-party payors for procedures using our products; the reduction or elimination of our commercial opportunity if our competitors develop and market products that are safer, more effective, less costly or otherwise more attractive than our products; our ability to adequately train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; the impact of any product liability suits against us and any related litigation; the impact of operating results that could fluctuate significantly from quarter to quarter; our ability to meet customer demand if growth and manufacturing capability is not effectively managed; our ability to recruit and maintain qualified and key employees and members of our senior management team; the effect of some of our expanded product offerings being regulated as drugs and subject to different regulatory requirements; uncertainty of the success of acquisitions, collaborations, in-licensing agreements and joint ventures with third parties; our ability to protect our information technology infrastructure against cyber-based attacks, network security breaches, service interruptions or data corruption; our ability to comply with data privacy and security laws; the availability of net operating loss tax carryforwards to offset future taxable income; the expense and uncertainty of navigating extensive federal, state and foreign regulatory authorities’ regulations; the impact of legislative or regulatory reform of the healthcare system; the risks associated with expanding our international operations; the complexity and expense of complying with environmental laws; our ability to adequately protect our intellectual property; the timing, effect, expense and uncertainty of patent and other intellectual property litigation or administrative proceedings we have been and may in the future become involved in; the risks associated with a company-wide implementation of an enterprise resource planning system. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including in our Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 2, 2020. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

3 © 2020 Glaukos Corporation 1 FY2014 sales; FY2019 sales; 2 FY2014 gross margin; FY2019 non-GAAP gross margin; 3 2015 as of 6/30/2015 (post-IPO); 2019 as of 12/31/2019; 4 12/31/2019 includes former Avedro employees Building a World-Class Global Infrastructure & Company Significant Progress Since 2015 IPO $46 $237 5-Yr CAGR: 39% 2014 2019 TOTAL NET SALES (IN MILLIONS) 1 86% 75% 2019 2014 GROSS MARGIN2 CASH & SHORT-TERM EQUIVALENTS (IN MILLIONS) 3 2014 2019 COUNTRIES WITH DIRECT SALES 2 17 R&D Commercial Sales US Commercial Sales WW Employees WW +362% +291% +182% +282% 6/30/2015 12/31/2019 DISCLOSED PIPELINE PROGRAMS 2015 2019 Glaucoma Glaucoma Corneal Health Retinal Disease 13 4 $183 $104 2019 2015 PEER-REVIEWED ARTICLES EMPLOYEES4 2015 2019 Glaucoma Glaucoma Corneal Health 285 33

4 © 2020 Glaukos Corporation 2019: Major Achievements that Strengthened Our Long-Term Growth Potential… Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Completed acquisition, establishing Corneal Health franchise Strengthened US market leadership with successful launch Completed acquisition to secure multiple novel retinal drug delivery programs Entered Intratus licensing agreement for novel topical drug delivery system Completed enrollment in US FDA trial Secured exclusive US agreement for Preserflo™ MicroShunt Received Japan PMDA approval …And Revealed Our Strategic Vision Continued patient enrollment in US Phase 3 trial ® ™

5 © 2020 Glaukos Corporation Transforming the treatment of chronic eye diseases with novel therapies that provide sustainable solutions to important clinical needs

6 © 2020 Glaukos Corporation MAJOR PATIENT POPULATIONS DELIVER safe, effective therapies that optimize vision care and build durable franchises to serve doctors and patients Leveraging Our Core Competencies to Build & Disrupt Major Ophthalmic Markets Creating a Unique Vision Care Leader to Drive Long-Term Growth & Profitability 3 ROBUST TECHNOLOGY PLATFORMS 3 Glaucoma Corneal Health Retinal Disease Micro-Surgical Devices Sustained Pharmaceuticals Implantable Biosensors DEPLOY expertise proven to stimulate adoption, enhance customer success and promote strong, enduring markets POWERFUL CORE COMPETENCIES 3 Pioneering Discipline Skilled Commercialization Pipeline Development DISRUPT treatment paradigms by improving outcomes, patient quality-of-life and value to healthcare system

7 © 2020 Glaukos Corporation Glaucoma

Glaucoma Overview

Chronic Disease is Second-Leading Cause of Blindness Worldwide

Glaucoma Portfolio[1]

Micro-Surgical Devices

- iStent®
- iStent *inject*®
- Santen Preserflo™
- iStent infinite™
- iStent® SA

Sustained Pharmaceuticals

- iDose® TR
- iDose® TREX
- iDose® Rock

Implantable Biosensors

- IOP Sensor

OUR OPPORTUNITY

~8M

Diagnosed US eyes, growing 3-4%/year[2]



- **Progressive, irreversible disease; Hispanic and African-American populations at higher risk; controlling IOP is only treatment**
- **Topical medications are standard of care but non-adherence is ubiquitous**
- **Approximately half of all patients require 2 or more meds**

$13B **Est. global opportunity[3]**

OUR APPROACH


OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
Glaucoma Progression

Provide novel therapies to address full range of disease progression

1 iStent SA, iStent infinite, Santen Preserflo, iDose TR, iDose TREX, iDose Rock and IOP Sensor are not approved by the FDA; 2 Company estimate of OHT/POAG based on 2017 analysis of data from Market Scope, Medicare claims, IMS and other sources; 3 Estimate based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, IOP Sensor)

8 © 2020 Glaukos Corporation

GLAUKOS

Glaucoma Micro-Surgical Devices

Industry's Most Comprehensive Offering Designed to Address Full Range of Disease Progression

iStent

Approved 2012

Trabecular meshwork stent in auto injection system



iStent inject

Approved 2018

2 multi-directional trabecular meshwork stents in auto injection system



iStent SA

Approval Target 2023

2 multi-directional trabecular meshwork stents in auto injection system



iStent infinite

Approval Target 2021

3 multi-directional trabecular meshwork stents in auto injection system

Novel insertion system allows placement across 5-6 clock hours of Schlemm's canal



PRESERFLO MICROSHUNT

Approval Target 2020-21

Ab-externo device for late-stage glaucoma

Santen's exclusive US partner



Combo-Cataract | Standalone

INTENDED DISEASE STATE

Mild to Moderate → Advanced to Refractory

iStent SA, iStent infinite and Santen Preserflo are not approved by the FDA

9
© 2020 Glaukos Corporation

GLAUKOS

10 © 2020 Glaukos Corporation Glaucoma Sustained Pharmaceuticals Designed to Be Viable Alternative to Topical Medications, Addressing Non-Adherence and Other Drawbacks INTENDED DISEASE STATE Ocular Hypertension to Moderate OAG Titanium implant designed for continuous drug delivery directly into anterior chamber Membrane elutes specially formulated travoprost, most commonly prescribed topical prostaglandin Currently enrolling patients in Phase 3 clinical trials Timolol group required 31% more medications on average, compared to iDose cohorts Average IOP Reductions from Baseline through Month 12* US Phase II Preliminary Efficacy Results iDose TR is not approved by the FDA ®

11 © 2020 Glaukos Corporation Glaucoma Sustained Pharmaceuticals Next-Generation iDose TREX Designed for Increased Drug Payload & Duration-of-Effect INTENDED DISEASE STATE Ocular Hypertension to Moderate OAG Substantial increase in drug payload, with potential to double the duration-of-effect vs first- generation iDose Same titanium material, elution rate, anchor design and implantation procedure as first-generation iDose Uses travoprost formulation identical to first-generation iDose Currently evaluating regulatory approval pathways iDose TR and iDose TREX are not approved by the FDA ® ® ®

12 © 2020 Glaukos Corporation Glaucoma Sustained Pharmaceuticals Potential to Leverage iDose Platform with Novel ROCK Inhibitor Compounds iDose Rock is not approved by the FDA R&D teams focused on drug characteristics and predictability for delivery via iDose system Small-molecule APIs, high potency, low aqueous solubility Receptor does not lose sensitivity during long-term dosing, molecular structure chemically stable over time Potential for reduced side effects vs topical delivery D. Western Therapeutics collaboration progressing Ability to access DWTI’s ROCK inhibitor compound library and potential new compounds Certain exclusive rights to develop novel products using compounds Screening of multiple compounds demonstrated good IOP reduction in rabbit models; prototype implant development for lead candidates in these models underway

Glaucoma Summary

Glaucoma Portfolio

Micro-Surgical Devices

	PRE-CLINICAL	INITIAL TRIAL	PIVOTAL TRIAL	FDA SUBMISSION	APPROVAL / *TARGET*
iStent					2012
iStent *inject*					2018
Santen Preserflo					*2020-21*
iStent infinite					*2021*
iStent SA					*2023*

Sustained Pharmaceuticals

	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	FDA SUBMISSION	APPROVAL / *TARGET*
iDose TR						*2022*
iDose TREX						
iDose Rock						

Implantable Biosensors

	PRE-CLINICAL	INITIAL TRIAL	PIVOTAL TRIAL	FDA SUBMISSION	APPROVAL / *TARGET*
IOP Sensor					

ESTIMATED ANNUAL US OPPORTUNITY

(Eyes, in millions)


4.3
+3.0
Pharma
1.3
+0.7
Standalone
0.6
Combo-cataract
~50% of global opportunity

iStent SA, iStent infinite, Santen Preserflo iDose TR, iDose TREX, iDose Rock and IOP sensor are not approved by the FDA

Market opportunity estimates based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, IOP Sensor)

13 © 2020 Glaukos Corporation

GLAUKOS

14 © 2020 Glaukos Corporation Corneal Health

Corneal Health Overview

Focused on Disruptive Solutions Across Keratoconus, Presbyopia & Dry Eye Patient Populations

Corneal Health Portfolio

Sustained Pharmaceuticals

iLink For Keratoconus
- Photrexa® Epi-off
- Epi-on

iLink For Presbyopia
- PiXL™

For Dry Eye
- Intratus

OUR OPPORTUNITY

1.1M

Eyes with keratoconus in US; 32K new cases/yr[1]



- Degenerative disease in which cornea progressively thins and weakens, degrading vision; onset often in teenage years
- 20% eventually require corneal transplant; studies suggest that 72% of corneal transplants fail within 20 years[2]

$3B → Estimated US opportunity for iLink keratoconus therapy[1]

$15B → Estimated US opportunity for iLink presbyopia treatment[1]

$4B → Estimated annual revenue in global dry eye market[3]

OUR APPROACH

Keratoconus | Presbyopia | Dry Eye

Build a robust franchise by:

- Driving corneal crosslinking to standard of care for keratoconus
- Expanding indications to include presbyopia
- Delivering novel therapies for dry eye disease and other corneal disorders

1 Company estimates of US opportunity; 2 Borderie, V. et al, Predicted long-term outcome of corneal transplantation. American Academy of Ophthalmology 2009; 3 Market Scope estimate of global market

15 © 2020 Glaukos Corporation

GLAUKOS

Corneal Health

Recently Completed Avedro Acquisition Sets Cornerstone for New Corneal Health Franchise

STRATEGIC RATIONALE / OPPORTUNITY

- Perfect commercial fit
- Accelerates growth trajectory
- Furthers hybrid pharma strategy
- Enhances organic pipeline initiatives/R&D teams
- Creates shareholder value

STATUS

- ✓ Field sales and market access integration complete; resulting in >90 combined US personnel focused on ~1,100 targeted accounts
- ✓ Amplifying OD education programs; funding health economic studies
- ✓ Global scale expected to deliver revenue synergies in 2021+
- ✓ R&D, Clinical and Regulatory function integration complete; advancing pipeline initiatives
- ✓ Implementing $15M in potential estimated cost savings in 2021; expect transaction to be accretive to 2021+ operating results and cash flow

Transition process led by combined team with extensive experience in major ophthalmic M&A integrations and deep corneal business knowledge

16 © 2020 Glaukos Corporation

GLAUKOS

Photrexa Therapy: First Bio-Activated Drug for Anterior Segment Disease

Photrexa Epi-off is First FDA-Approved Corneal Crosslinking Therapy for Keratoconus




1

Removing the epithelium (Epi-off only)


2

Single application of Photrexa® & Photrexa® Viscous applied to cornea


3

UV illumination is applied


4

Patient cornea post treatment

Single-application, bio-activated topical pharmaceutical solution shown to halt keratoconus progression

Biochemical technique utilizes photo-activation to create bonds between eye's collagen fibers

Excellent efficacy and safety profile, extensive clinical evidence and long-term (10-year) follow-up

Product-specific J-Code became effective January 2019; favorable reimbursement secured for 95%+ of commercial lives covered

Keratoconus presents major economic and resource burden to healthcare system

- Predominant individual clinical diagnosis leading to keratoplasties, responsible for over 1 in every 10 corneal transplants nationwide[1]
- Lifetime, per-patient care costs are $24K more than providing care for a person with myopia[2]

1 America, E.B.A.o., 2015 Eye Banking Statistical Report. 2016 ; 2 Rebenitsch, R.L., et al., The lifetime economic burden of keratoconus: a decision analysis using a markov model. Am J Ophthalmol, 2011

17 © 2020 Glaukos Corporation

GLAUKOS

18 © 2020 Glaukos Corporation Epi-on Therapy Non-Invasive Therapy Offers Potential to Expand Keratoconus Treatment Population Designed to reduce treatment time and complexity; improves patient comfort and faster recovery; expected to drive increased willingness to treat patients earlier • Involves a proprietary, novel drug formulation based on decades of formulation and clinical development • Stronger UVA irradiation protocol and specially designed “boost” goggles to increase oxygen availability FDA trial enrollment completed May 2019; targeting FDA approval by 2022

19 © 2020 Glaukos Corporation CENTRAL ACTIVATION FOR MYOPIA PERIPHERAL ACTIVATION FOR PRESBYOPIA 4 Single-application of bio-activated topical ophthalmic pharmaceuticals as a potential alternative to LASIK, refractive IOLs or implants Potential to provide spectacle independence with minimal compromise Straightforward procedure with minimal recovery (1-2 days) Phase 2a international presbyopia trial underway PiXL Therapy Potential One-Time Non-Invasive Therapy for Presbyopia & Low Myopia 5

20 © 2020 Glaukos Corporation Intratus Topical Therapy for Treatment of Dry Eye & Corneal Disorders Proprietary lotion applied to outer skin surface of the upper eyelids Anatomy of the eyelid with targeted sites Novel, sustained pharmaceutical platform targeting dry eye and other ocular disorders Patented, cream-based formulation designed to be applied to upper eyelid for delivery at the lacrimal functional unit Easier administration than topical eye drops, potentially better patient compliance Early human studies on dry eye subjects show promising results May also have applications for glaucoma therapy Exclusive global license to research, development, manufacture and commercialize topical treatment complements Glaukos’ organic corneal health R&D initiatives

21 © 2020 Glaukos Corporation Corneal Health Summary Corneal Health Portfolio Sustained Pharmaceuticals PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 FDA SUBMISSION APPROVAL / TARGET Keratoconus Photrexa Epi-off 2016 Epi-on 2022 Presbyopia PiXL Dry Eye Intratus +X.X

22 © 2020 Glaukos Corporation Retinal Disease

23 © 2020 Glaukos Corporation Retinal Disease Portfolio Sustained Pharmaceuticals Triamcinolone Acetonide Anti-VEGF Biologic Multi-Kinase Inhibitor 29M People in the US have retinal disease1 • AMD and diabetic eye disease make up 89% of all retinal disease and are leading causes of blindness • AMD affects central vision; incidence rises with age • Roughly 40% of diabetics in US have some diabetic retinopathy Global revenues exceed $13B growing at CAGR of 9.6% through 20231 Intravitreal anti-VEGF injections, intended for administration 7-12 times per year2, are current US AMD standard of care OUR OPPORTUNITY OUR APPROACH Pursue development of multiple micro-invasive, bio-erodible drug delivery programs focused on AMD, diabetic macular edema and other retinal diseases Target treatment options with meaningfully longer duration-of-effect than current standard of care 1 Market Scope; 2 Lucentis® and Eylea® prescribing information Retinal Disease Overview Focused on Sustained Release Candidates with Improved Duration-of-Effect

24 © 2020 Glaukos Corporation Retinal Disease Programs Sustained Release Candidate for DME Shows Early Promise Triamcinolone Acetonide Formulations developed to release triamcinolone acetonide for up to 6 months Comparison of Glaukos triamcinolone acetonide implant with typical intravitreal implants Glaukos triamcinolone implant: 350 µm dia Typical steroid implant: about 460 µm dia Estimated $300M global market1 1 Market Scope

25 © 2020 Glaukos Corporation Retinal Disease Programs Two Sustained Release Candidates for Wet AMD Under Development Anti-VEGF Biologic Developing sustained release, hydrogel-based, erodible implant with protein stabilization technology Release rate of anti-VEGF protein verified in animal model of persistent retinal vascular leakage Optimization of the delivery system is underway Anti-VEGF loaded hydrogel implant in 25-gauge stainless steel cannula Multi-Kinase Inhibitor Formulations developed for 6 months release and erosion Prototype 4-month implant demonstrated promising initial efficacy in a translational model of persistent retinal vessel leakage following a single intravitreal injection

Creating a Unique Vision Care Leader

Moving Beyond Combo-Cataract MIGS to Drive Long-Term Growth & Profitability


MARKET OPPORTUNITY
+ Multiple additional undisclosed pre-clinical R&D programs
iStent (cc)
iStent inject (cc)
Photrexa Epi-off
Preserflo
iStent infinite
Epi-on
iDose TR
iStent SA
iDose TREX
iDose Rock
IOP Sensor
PiXL
Dry Eye Therapy
Retinal Disease Programs
2015-2019
2020-22
2023-24
2025+

cc = combo cataract

26 © 2020 Glaukos Corporation

GLAUKOS

27 © 2020 Glaukos Corporation 2 7